Company Presentation - October 2015

2 Safe Harbor In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward- looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. Historical results are not indicative of future performance. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Prime, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Compelling Opportunity 3

4  Invest in luxury hotels located in gateway & resort markets  Conservative leverage with target Net Debt / EBITDA of 5.0x or less Well-Defined Strategy

5  High quality portfolio predominantly located in gateway & resort markets  Low leverage strategy in line with peers  Highly-aligned management team  Portfolio is in great physical condition after recent renovations  Announced 100% increase in common dividend in May  Attractive industry fundamentals with demand growth exceeding supply growth Compelling Opportunity  Raised $65 million of convertible preferred equity in June  Closed acquisition of the Bardessono Hotel & Spa in July  Recently announced the Company is exploring strategic alternatives

Portfolio



Courtyard Seattle Downtown
Marriott Seattle Waterfront
Bardessono Hotel & Spa
Courtyard San Francisco Downtown
Hilton La Jolla Torrey Pines
Sofitel Chicago Water Tower
Courtyard Philadelphia Downtown
Capital Hilton
Marriott Plano Legacy
Renaissance Tampa
Pier House Resort Key West
Ashford Prime Assets

Ashford Prime Portfolio		
Hotel	**Market**	**Rooms**
Marriott Seattle Waterfront	Seattle, WA	358 Rooms
Courtyard Seattle Downtown	Seattle, WA	250 Rooms
Courtyard Downtown	San Francisco, CA	405 Rooms
Hilton La Jolla Torrey Pines	La Jolla, CA,	394 Rooms
Marriott Plano Legacy	Plano, TX	404 Rooms
Sofitel Water Tower	Chicago, IL	415 Rooms
Courtyard Downtown	Philadelphia, PA	499 Rooms
Capital Hilton	Washington, D.C.	550 Rooms
Renaissance International Plaza	Tampa, FL	293 Rooms
Pier House Resort	Key West, FL	142 Rooms
Bardessono Hotel & Spa	Yountville, CA.	62 Rooms



ASHFORD HOSPITALITY PRIME

6

Aligned Management & Strong Performance 7

8 • With insider ownership* of approximately 14% for AHP, management is highly-aligned with shareholder interests Publicly-Traded Hotel REIT Insider Ownership Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford Prime includes direct & indirect interests & interests of related parties 14%* 5% 4% 3% 3% 2% 2% 2% 2% 1% 1% 1% 1% 0.5% 0% 2% 4% 6% 8% 10% 12% 14% 16% AHP HT INN RLJ FCH CLDT Peer Avg CHSP HST PEB DRH BEE SHO LHO Highly-Aligned Management

9 FY 2014 RevPAR Growth Source: Company filings. • Ashford Prime has delivered strong RevPAR growth versus its peers 11.6% 9.2% 8.8% 8.3% 6.8% 6.3% 5.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% DRH PEB LHO AHP SHO BEE CHSP Q2 2015 RevPAR Growth 9.0% 7.1% 7.0% 6.0% 4.1% 3.8% 1.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% AHP SHO CHSP DRH LHO PEB BEE Strong RevPAR Growth

10 Balance Sheet Initiatives Debt Maturities - - 394.0 8.1 - 80.0 - 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 2015 2016 2017 2018 2019 D eb t ( $ in m ill io n s) Fixed-Rate Floating-Rate • Target Net Debt /EBITDA < 5.0x • Maintain mix of fixed and floating rate debt – currently 54.5% fixed to 45.5% floating* • Ladder debt maturities • All debt is property-level and non-recourse *As of 6/30/15 Conservative Capital Structure

11 Net Working Capital (1) (2) Enterprise Value • Maintain excess cash balance to capitalize on opportunities • Significant additional value through net working capital balance (1) Ashford Prime's pro rata share (2) As of 6/30/15 (3) Includes investment in AIM REHE LP Significant Liquidity $ in millions Cash and cash equivalents (3) $227.5 Restricted cash 28.1 Accounts receivable, net 11.9 Prepaid expenses 3.0 Due from affiliates, net (2.6) Due from 3rd party hotel managers, net 7.2 Total current assets $275.0 Accounts payable, net & accrued expenses $26.8 Dividends payable 3.0 Total current liabilities $29.8 Net working capital $245.2 $ in millions except per share data Stock Price (as of 9/30/15) $14.03 Fully diluted shares outstanding (mm) (2) 32.5 Equity value $456.0 Preferred equity (Par value) (2) 65.0 Debt (1) (2) 713.2 Total Market Capitalization $1,234.2 Less: Net working capital (1) (2) (245.2) Total Enterprise Value $989.0

Strong Industry Fundamentals 12

13 Source: PKF 7.7% 6.1% -2.0% -16.7% 5.4% 8.2% 6.8% 5.4% 8.3% 7.2% 6.3% 5.5% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% Historical RevPAR Growth Forecasted RevPAR Growth PKF RevPAR Growth Forecasts

14 Potential Industry EBITDA Growth Rates *Based on PKF RevPAR/ADR/Occupancy projections and EBITDA growth resulting from PKF EBITDA change regression equation. • With strong potential RevPAR gains, those companies with reasonable flow-throughs could experience significant EBITDA growth • PKF estimates 2-year cumulative EBITDA growth of about 29%* COMPOUNDED 2-YEAR REVPAR GROWTH RATE 27.9% 6.0% 6.50% 7.0% 7.50% 8.0% 20.0% 9.9% 10.7% 11.6% 12.5% 13.3% 25.0% 12.4% 13.4% 14.5% 15.6% 16.6% 30.0% 14.8% 16.1% 17.4% 18.7% 20.0% 35.0% 17.3% 18.8% 20.3% 21.8% 23.3% 40.0% 19.8% 21.5% 23.2% 24.9% 26.6% 45.0% 22.2% 24.2% 26.1% 28.0% 30.0% 50.0% 24.7% 26.8% 29.0% 31.1% 33.3% 55.0% 27.2% 29.5% 31.9% 34.2% 36.6% 60.0% 29.7% 32.2% 34.8% 37.4% 39.9% 65.0% 32.1% 34.9% 37.7% 40.5% 43.3% 70.0% 34.6% 37.6% 40.6% 43.6% 46.6% 2- YE A R E B IT D A F LO W % CUMULATIVE 2-YEAR EBITDA GROWTH

15  In May, the Company announced a 100% increase in its common dividend  Recently closed of the acquisition of the Bardessono Resort in Napa, including the contribution of "key money" from Ashford Inc.  Q2 2015 RevPAR increased 9.0% which was highest of peers  Recently announced the closing of a $65 million private placement of convertible preferred stock in a 144A offering  Recently announced exploring strategic alternatives Ashford Prime Recent Developments

16 Property Information: • Location: Yountville, CA (Napa Valley) • Rooms: 62 • Year Built: 2009 • 6,065 sf of meeting space • Leasehold; 7 one- and two-story buildings • Segmentation: 80% transient; 20% group Acquisition Overview: • Purchase Price: $85 million • Purchase Price/Key: $1,370,000 • RevPAR of $557* vs. AHP Portfolio RevPAR of $179* • Excellent location in heart of Napa Valley • High quality asset with attractive contemporary design and minimal capex needs *TTM through 6/30/15 Property Highlights: • Premier asset in Napa Valley, one of the strongest and most desirable hotel markets in the country with very high barriers to entry and minimal new supply • Located in "Culinary Capital of Napa Valley”- Yountville has earned more Michelin stars per capita than anywhere else in U.S. • Recently built in 2009 to the highest quality standards, the property is in excellent physical condition • California's first and only LEED Platinum certified hotel • Trip Advisor ranked hotel #3 luxury hotel in U.S., #4 romantic hotel in the U.S and overall #3 hotel in U.S. for 2015 • Installed Remington Lodging as property manager at closing to continue to drive strong operating performance at the property Bardessono Resort Transaction

17  Prior ownership was running EBITDA margins at 30% for 2012 and the TTM period prior to acquisition  Originally acquired in May 2013 by Ashford Trust, the Pier House was acquired by Ashford Prime in March of 2014. The Pier House has been under Remington management since acquisition in May 2013 Pier House Resort & Spa  Since acquisition, Ashford management has increased total revenues 17.4% to $22.5 million and Hotel EBITDA by 58.3% to $9.4 million for TTM period ended June 30, 2015  Since acquisition, Hotel EBITDA margins have increased 1,077 bps to 41.7% for the TTM period ended June 30, 2015

Company Presentation - October 2015